[EXECUTION COPY]

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:00 PM 04/21/1993
733111010 - 2333426

CERTIFICATE OF LIMITED PARTNERSHIP
OF
RICHMOND GENERATING COMPANY, L.P.

This Certificate of Limited Partnership of Richmond Generating Company, L.P. (the "Partnership") is being executed by the undersigned for the purpose of forming a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act.

1. The name of the Partnership is Richmond Generating Company, L.P.

2. The address of the registered office of the Partnership in Delaware is c/o Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle. The Partnership's registered agent at that address is The Corporation Trust Company.

3. The names and business addresses of the general partners are:

Peach IV Power Corporation
50 Beale Street
San Francisco, California 94105

Black Hawk III Power Corporation
444 Market Street, 19th Floor
San Francisco, California 94106

IN WITNESS WHEREOF, the undersigned, constituting all of the general partners of the Partnership, have caused this Certificate of Limited Partnership to be duly executed as of the 17th day of April, 1993.

PEACH IV POWER CORPORATION,
General Partner

By: Richard M. Lorie
Title: President

BLACK HAWK III POWER CORPORATION,
General Partner

By:______________________
Title:______________________

[EXECUTION COPY]

CERTIFICATE OF LIMITED PARTNERSHIP
OF
RICHMOND GENERATING COMPANY, L.P.

This Certificate of Limited Partnership of Richmond Generating Company, L.P. (the "Partnership") is being executed by the undersigned for the purpose of forming a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act.

1. The name of the Partnership is Richmond Generating Company, L.P.

2. The address of the registered office of the Partnership in Delaware is c/o Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle. The Partnership's registered agent at that address is The Corporation Trust Company.

3. The names and business addresses of the general partners are:

Peach IV Power Corporation
50 Beale Street
San Francisco, California 94105

Black Hawk III Power Corporation
c/o PG&E Generating Company
444 Market Street, 19th Floor
San Francisco, California 94111

IN WITNESS WHEREOF, the undersigned, constituting all of the general partners of the Partnership, have caused this Certificate of Limited Partnership to be duly executed as of the 17th day of April, 1993.

PEACH IV POWER CORPORATION,
General Partner

By:____________________
Title:____________________

BLACK HAWK III POWER CORPORATION,
General Partner

By: [signature]
Title: Treasurer